UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2009

PennantPark Investment Corporation
(Exact name of registrant as specified in its charter)

Maryland	814-00736	20-8250744
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

590 Madison Avenue, 15th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   212-905-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 18, 2009, PennantPark Investment Corporation issued a press release announcing its financial results for quarter and fiscal year ended September 30, 2009. A copy of the press release is furnished as exhibit 99.1 to this report pursuant to Item 2.02 and Regulation FD.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements:
        None

(b) Pro forma financial information:
        None

(c) Shell company transactions:
        None

(d) Exhibits
        99.1    Press Release of PennantPark Investment Corporation dated November 18, 2009

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PennantPark Investment Corporation (Registrant)
November 18, 2009 (Date)	/s/ AVIV EFRAT Aviv Efrat Chief Financial Officer & Treasurer

Exhibit Index

Exhibit No.	Description

99.1	Press Release of PennantPark Investment Corporation dated November 18, 2009